--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): February 11, 2004

                   GOLDMAN SACHS ASSET BACKED SECURITIES CORP.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    333-101904            02-0678069
          --------                    ----------            ----------
(State or Other Jurisdiction         (Commission         (I.R.S. Employer
      of Incorporation)               File Number)       Identification No.)


                    85 Broad Street, New York, New York 10004
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (212) 902-1000
                                                           --------------

          (Former name or former address, if changed since last report

                         Exhibit Index located on Page 4



--------------------------------------------------------------------------------

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.  OTHER EVENTS.

FILING OF COMPUTATIONAL MATERIALS

In connection with the proposed offering of certain classes of notes of the GS Auto Loan Trust 2004-1 (such classes, the "NOTES"), Goldman, Sachs & Co. (the "UNDERWRITER") has prepared certain materials (the "COMPUTATIONAL MATERIALS") for distribution to potential investors.

For purposes of this Form 8-K, "COMPUTATIONAL MATERIALS" shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are listed as EXHIBITS 99.1 and 99.2 and are attached to this Form 8-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

INFORMATION AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

                    ITEM 601(a) OF REGULATION S-K
EXHIBIT NUMBER      EXHIBIT NO.                         DESCRIPTION
-----------------   -----------------------------       ------------------------
1                   99.1                                Goldman, Sachs & Co.
                                                        Computational Materials

2                   99.2                                Goldman, Sachs & Co.
                                                        Computational Materials

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 GOLDMAN SACHS ASSET BACKED
                                                 SECURITIES CORP.

                                                 By:  /s/ Daniel L. Sparks
                                                      --------------------------
                                                      Name:  Daniel L. Sparks
                                                      Title: President


Dated: February 11, 2004

                                  EXHIBIT INDEX


Exhibit Number            Item 601(a) of Regulation S-K      Sequentially Numbered              Page
--------------            Exhibit No.                        Description                        ----
                          -----------------------------      -----------
1                         99.1                               Goldman, Sachs & Co.               Filed
                                                             Computational Materials            Electronically

2                         99.2                               Goldman, Sachs & Co.               Filed
                                                             Computational Materials            Electronically
